Exhibit 10.41

                           SALES CONTRACT OF LIMESTONE
                           ---------------------------


This  contract  is  made  and  entered  into  by  and  between   Shandong  Haize
Nanomaterials Co., Ltd (hereinafter referred to as Party A) and Yujie Stone Block Plant, Niuquan Township, Laicheng District, Laiwu City (hereinafter referred to as Party B) after friendly negotiation based on the principle of equality and mutual benefit on March 27, 2005. The specific terms and conditions are stipulated as follow:

I.    The Quality Standards of the Supplied Limestone
      1. The quality of the limestone supplied by Party B to Party A shall be determined by the laboratory test conducted by Party A (should disputes arising from the tests, governmental technical sections or agencies shall be consulted).

      CaCO3>98%; SiO2<1.5%;
      MgO <0.7%; Fe2O3+Al2O3 <0.4%, Mn <0.0045%,  Compressive
      Strength >117.68 Mpa.

      2. After comprehensive sampling, the sample shall be calcinated in the lab, then gone through the process of slaking and sieved through a 250-um standard sieve, then the tested whiteness should be: =92 degrees.
      3. The particle diameter of the limestone shall be ranging from 80mm to 200mm (free from any foreign matters such as stone crust, sand and earth etc.).
II. Period of Validity of the Contract: commencing from March 27, 2005 and ending on March 27, 2006.
III.  Time, Quantity and Method of Supply
      1. Party B shall, in accordance with the requirements of supplying the goods, supply 1,000 tons of acceptable dressed stones every month. The specific time shall be decided by the needs of Party A, and they shall be supplied at any time when Party A needs them.
      2. Party B shall be responsible for all the work of mining and processing, and it shall be fully responsible for the costs and other relevant expenses.
      3. Party A shall check and accept the goods in the materials factory of Party A, and the quantity shall be based on the weighing result of

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            Party  A. If the  goods  fails  to meet the  standards  of  particle diameter or the test result of the samples fails to meet the quality standards, Party A has the right to reject the goods and Party B shall be informed within 24 hours, and Party B shall dispose of the dressed stones on its own.
      4. The vehicles of Party B loaded with the goods have to be unloaded as required by Party A when the unloading is being done within the premises of Party A, and Party B shall consciously abide by all the rules and regulations of Party A. Otherwise, if damages or losses
            arises   from   any   misbehavior,   Party  B  shall   assume   full
            responsibilities.
IV.   The Price and Mode of Payment
      1. Party B shall deliver the limestone to the materials factory of Party A in accordance with the requirements of Party A. The goods shall be accepted by Party A when they are unloaded to the ground. The price is: RMB 46 (forty-six) yuan per ton (taxes included);
      2.
      3. Party B shall be paid for the delivered limestone on a monthly basis, and Party B shall provide a full-amount-based value-added tax invoice; Otherwise, the payment shall not be paid.
V. Party B shall supply the goods on time and in full quantity in accordance with the required standards and quantity of Party A; otherwise, Party A has the right to reject the goods and refuse to pay the payment for goods; if normal production and operation of Party A shall be affected, Party B shall assume all the economic losses resulting from its fault.
VI. Party A shall accept the goods and pay the payment for goods on time pursuant to the stipulations set forth in this contract. As to the acceptable dressed stones supplied by Party B, Party A shall provide a goods yard and accept the goods, and shall not refuse to accept the goods or delay the payment for goods without good reason; otherwise, Party A shall pay Party B interests for the overdue payment amounting to the same amount as a bank is supposed to pay.
VII. Other Clause: Starting from March 27, 2005, Party B shall supply at least thirty (30) tons per day.
VIII. Breach Liability
      1. After this contract becomes effective, any party shall not terminate it without consulting the other party. Otherwise, the party in breach shall pay the other party penalty in the amount of RMB 10,000 yuan, and shall compensate the other party for the actual economic losses resulting from the breach of the contract.
      2. If Party B shall be prevented from performing this contract due to factors beyond its own control such as the exhaustion of the limestone resources, Party B shall inform Party A in written form

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            one month in advance for Party A's confirmation; otherwise, it shall constitute a breach of the contract.
IX. This Contract shall become effective upon the signatures and seals of the two parties.
X. Anything not covered in this contract will be friendly discussed by both parties. In case no settlement to disputes can be reached through friendly negotiation, the disputes shall be submitted to the People's Court of the place where this contract is signed.
XI.   This Contract is in quadruplicate, and each party shall hold two copies.

PARTY A:                                 PARTY B:
Shandong Haize Nanomaterials Co.,        Yujie Stone Block Plant, Niuquan
Ltd                                      Township, Laicheng District, Laiwu City

 /s/ Lu Zhilei                            /s/ Zhang Yujie
---------------------------------------  ---------------------------------------
AUTHORIZED SIGNATURE                     AUTHORIZED SIGNATURE

Signed at: Shandong Haize Nanomaterials Co., Ltd
          ---------------------------------------

Date: March 27, 2005
     ----------------














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                      Shandong Haize Nanomaterials Co., Ltd

          Public (Negotiated) Bidding Invitation on Limestone Purchase

Yujie Stone Block Plant, Niuquan Township, Laicheng District, Laiwu City:

In the spirit of openness, impartiality and fairness, this Company is going to invite public bidding on the "Purchase of Limestone". Hereby, your company is invited to submit a tender.

1. Company: Shandong Haize Nanomaterials Co., Ltd (former Shandong Shengda Nanomaterials Co., Ltd)
2.    Mode of Bidding: Selected Bidding
3.    Bidding Content: Limestone
4.    Quality Standards: See the attachment.
5.    For more on the bidding, please contact:

      Company Name: Shandong Haize Nanomaterials Co., Ltd
      Contact Person: Lu Zhilei
      Tel: 0538-8560678
      Fax: 0538-8560687
      Address: Youth Development Zone, Daiyue District, Tai'an City Post Code: 271000


                      Shandong Haize Nanomaterials Co., Ltd

                                     (Seal)

                                 March 23, 2005











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                     Notification for the Successful Bidder
                     --------------------------------------

Yujie Stone Block Plant, Niuquan Township, Laicheng District, Laiwu City:

Your company entered the public bidding of limestone organized by this Company on March 26, 2005. After the Board of Review of the Bidding of this Company has made comprehensive assessment of the quoted price of all bidders and taken other matters into consideration, it has been decided that your company has become the successful bidder with a quoted price of RMB 46 yuan per ton (transportation expenses included) provided the goods shall meet the quality standards.

This is a confirmation. It is hoped that your company shall come to the Conference Room (Second Floor) in Shandong Haize Nanomaterials Co., Ltd to sign the business contract within two days after receiving this notification.

Thanks for your cooperation!



                      Shandong Haize Nanomaterials Co., Ltd

                                     (Seal)

                                 March 26, 2005














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                           Letter of Bidding Intention

To: Shandong Haize Nanomaterials Co., Ltd
    -------------------------------------

This Company has received the invitation for bidding the purchase of limestone of your company, and it is decided that this Company shall participate in the public bidding.

Bidding Product: Laiwu Niuquan Township Limestone

Price: RMB 46.00 yuan per ton (transportation expenses included), and the validity of this quoted price is a full year.

Mode of Payment:  In  principle,  the mode of payment shall be cash on delivery;
                  it can also be paid on a rolling basis for each month. But the longest term for delaying payment shall not be more than 35 days.





    Yujie Stone Block Plant, Niuquan Township, Laicheng District, Laiwu City

                                 March 25, 2005














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                         Quality Standards for Limestone

           CaCO3>98%;
           SiO2<1.5%;
           MgO <0.7%;
           Fe2O3+Al2O3 <0.4%,
           Mn <0.0045%,
           Compressive Strength >117.68 Mpa
           Whiteness: = 92 degrees
           Diameter Range: 80mm~200mm